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SECURITIES AND EXCHANGE COMMISSION
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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/20 - 6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

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Item 1.	Report to Stockholders

August 6, 2020

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the period ended June 30, 2020. The Fund's net asset value (the "NAV") was $9.01 as of June 30th. The market price for the Fund's shares ended the period at $7.79, representing a market price discount of 13.5%. The Fund paid dividends totaling $0.26 per share from earnings during the six month period. The monthly dividend was reduced from $0.055 per share per month to $0.05 per share per month in April. Based upon the current rate, the annualized dividend yield on a share of common stock purchased at the year-end 2019 price of $9.13 was 6.6%.

During the first six months of the year, the Fund reduced the amount of its leverage in response to sharply deteriorating financial market conditions. From mid-February through mid-March, securities markets experienced significant price declines as investors reacted to the far-reaching, negative effects of the novel coronavirus disease ("COVID-19") pandemic on economies world-wide. As discussed more fully below by the Fund's investment adviser, prices of risky assets, including high yield bonds, collapsed as investors sought the safe havens of cash and U.S. government securities.

As of June 30th, the Fund's outstanding borrowing through its credit facility (the "Facility") with the Bank of Nova Scotia was $78 million, representing a $13 million reduction in borrowing since the end of 2019. The borrowing represented approximately 27% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the London Inter-bank Offered Rate ("LIBOR"). The interest rate on the Facility as of June 30th was 1.03%, an attractive spread relative to the portfolio's market value-weighted average current yield of 6.71% on June 30th. The Fund's leverage contributed approximately 20% of the net income earned in the period, an increase from the leverage contribution to income of approximately 15% in 2019.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested and operating expenses, among other factors. Leverage magnifies the effect of price movements on the Fund's NAV per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course, the opposite is true in an unfavorable high yield market, such as the first six months of this year.

	Total Returns for the Periods Ending June 30, 2020
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	-5.21%	3.60%
New America High Income Fund (NAV and Dividends)*	-1.37%	10.62%
Credit Suisse High Yield Index	-1.78%	8.12%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The high yield market returned -5.27% for the six months ended June 30, 2020 according to the Credit Suisse High Yield Index (the "Index"). The year began on a positive note as waning trade tensions appeared ready to spur a rebound in global growth in 2020. Domestic economic signals were particularly encouraging as evidenced by nonfarm payrolls that jumped well above estimates in January and a rise in personal incomes. While reports of COVID-19 in China periodically unsettled markets throughout January and early February, the disease later took on global pandemic status with unparalleled economic impacts to world economies and completely derailed all risk assets, including high yield bonds. The sheer velocity and severity of market declines was unprecedented, particularly through mid-March, and illiquid conditions played a major role during the worst of the selloff. Energy and industries which are vulnerable to business disruptions caused by COVID-19, such as transportation, entertainment and leisure, were challenged fundamentally. As demand for cash spiraled higher, indiscriminate selling was evidenced by no dispersion of returns by credit quality; at one point, prices of B and C rated bonds were both down approximately 20%.

Longer-term U.S. Treasury yields fell to record lows during March as the continued spread of COVID-19 led to strong demand for U.S. government debt. After starting the year at 1.92%, the yield of the 10-year Treasury note, which is a benchmark for mortgages and other consumer lending rates, fell to an all-time closing low of 0.57% on March 9th and finished the period at 0.65%. As March progressed into April, investors began separating the good credits from the poor, and BB rated bonds significantly outperformed CCC rated issues by period-end.

In response to the rapid contraction in economic activity, nearly all major global central banks took firmly accommodative steps. Investors welcomed continued efforts by the Federal Reserve (the "Fed") and the federal government to support the U.S. economy. In early April, the central bank promised up to $2.3 trillion in loans to smaller businesses and municipalities and announced that it would include eligible fallen angels and high yield exchange-traded funds ("ETFs") as part of its Term Asset-Backed Securities Lending Facility ("TALF") and other emergency lending programs. In mid-June, the Fed decided to augment its purchases by starting to buy a broad portfolio of U.S. corporate bonds.

Technical conditions in the high yield bond market were broadly supportive during the second quarter after primary markets came to a complete standstill in March. The asset class experienced a record inflow of $47.3 billion and received additional support from multi-sector, investment grade, and equity investors, which helped offset robust new issuance. Specifically, the volume of gross and net issuance in the second quarter reached all-time highs of $145.5 billion and $75.5 billion, respectively. The majority of the quarter's issuance was concentrated in energy and other market segments significantly impacted by the pandemic, such as gaming and automotive.

Yield spreads of the Index compared to U.S. Treasuries had widened by over 1,000 basis points from the end of 2019 when they peaked on March 23rd at 1,417 basis points. Index spreads ended the period at 711 basis points, still roughly 300 basis points wider than at year-end, with a yield-to-worst of 7.45%. These levels compare with the long-term averages of approximately 607 basis points and 8.70%, respectively. The J.P. Morgan par-weighted default rate tracked higher, ending the period at 6.19%—an increase from 2.63% at the end of 2019 and the highest level since March 2010. For the last twelve months, the energy sector accounted for 46% of default volume, affecting $40.7 billion of outstanding debt.

Strategy Review

Macroeconomic uncertainty and significant volatility following the emergence of COVID-19 created a challenging performance environment and caused risk assets to retrace the solid gains generated in 2019 and early this year. However, unprecedented stimulus measures, growing optimism around therapeutic treatments for the disease, and the gradual reopening of economies helped financial markets rebound into the end of our reporting period. Our risk-aware and defensive positioning aided the Fund's relative performance compared to the Index in April as the high yield market rebounded from March volatility. This recovery was led by issuers and sectors that exhibited strong fundamentals, such as higher-quality credits and defensive sectors within the high yield bond universe like cable operators and utilities. In contrast, the impressive gains in May and June were led by the high yield market's more speculative credits, many of which recovered from severely stressed levels after having sold off in March due to their exposure to COVID-19 or commodity prices. Therefore, the portfolio's defensive and higher-quality positioning was a headwind to relative performance late in the period as lower-quality and more speculative credits drove performance.

Issuers in cable operators and wireless communications, which are generally considered defensive market segments, were among the Fund's top performers for the 6-month period. Netflix, the world's largest internet entertainment service, is one of the rare companies that benefited cyclically from the lockdown, as its subscriber base increased dramatically, essentially pulling forward future subscriptions. An enduring challenge for Netflix is that the creation of new content has been a drain on free cash flow. However, the global health crisis stalled the film production industry, which helped the company's free cash flow approach the break-even level. Additionally, the larger subscriber base means that Netflix will earn more revenue while spending less on content creation. These are meaningful credit-positive developments because the company's path toward an investment-grade rating is largely dependent on its business generating positive free cash flow.

European cable and mobile services provider Altice Europe N.V. was another notable contributor in the cable operators space. The company's subscription business model fosters customer loyalty, its credit fundamentals are improving, and management has made operational adjustments that have led to favorable outcomes. For instance, subscriber metrics in France—where the company's regional performance had historically lagged—showed significant improvement over the past year.

Credit selection in energy was a top contributor to relative performance. Within the industry, we generally avoided distressed names in favor of issuers with larger asset bases and more durable business models. Additionally, we maintain an overweight to large, diversified, and well-capitalized midstream companies that tend to have contractual-based revenue models and to high-quality exploration and production ("E&P") names.

Credit selection in the entertainment and leisure space weighed on relative results, partly due to AMC Entertainment Holdings, Inc. ("AMC"), the world's largest movie theater chain. Its business was secularly challenged before the coronavirus outbreak as attendance has slowly declined over the last several years. The company was overleveraged, and the pandemic significantly disrupted its operations due to the mandated shutdown of crowded public venues including movie theaters. While we were underweight in the entertainment and leisure segment versus the benchmark, our higher relative weight in AMC was a drag on performance.

In the broadcasting segment, iHeartMedia, Inc. ("iHeart"), a leading global media and entertainment company that emerged from bankruptcy in May 2019, detracted from performance. We were a member of the bondholder group leading up to, and throughout, iHeart's recent restructuring process. Upon iHeart's exit from bankruptcy, the Fund received a package of securities across the new capital structure, and the portfolio's overweight position traded lower amid broad market weakness.

Outlook

History tells us that, at today's yield spread levels, forward returns have typically been rewarding for high yield investors. Robust positive flows to the asset class have provided technical support, buoyed secondary market prices, and created strong interest in new issues. The higher-quality portions of the high yield market have recovered quickly, and spreads have nearly returned to pre-virus levels. However, the recovery has yet to gain traction market wide, and spreads remain elevated in some segments, such as low-quality energy, where we believe there may be increased default activity.

As the fallout from COVID-19 and the impact of business disruptions begin to be reflected in corporate earnings, there could be another round of volatility, which could provide further opportunities to invest at attractive prices. We believe potential gains that can be captured on a yield spread basis still exist, although overall uncertainty in the economic environment and the trajectory of the global health crisis throughout the rest of the year and beyond remain important considerations.

As always, we aim to deliver high current income while seeking to contain the volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2020 (Unaudited)	As a Percent of Total Investments*
Energy	11.71%
Cable Operators	9.75%
Healthcare	9.47%
Services	8.36%
Utilities	7.32%
Financial	5.50%
Gaming	5.26%
Metals & Mining	4.77%
Information Technology	4.21%
Wireless Communications	3.89%
Broadcasting	3.77%
Satellites	3.77%
Automotive	3.40%
Food/Tobacco	2.73%
Container	1.96%
Chemicals	1.93%
Consumer Products	1.61%
Supermarkets	1.58%
Entertainment & Leisure	1.51%
Aerospace & Defense	1.14%
Lodging	1.13%
Airlines	1.08%
Manufacturing	0.89%
Building Products	0.84%
Restaurants	0.75%
Building & Real Estate	0.67%
Other Telecommunications	0.41%
Retail	0.36%
Transportation	0.23%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.35 times.

Moody's Investors Service Ratings (1) June 30, 2020 (Unaudited)	As a Percent of Total Investments
Baa2	0.20%
Baa3	1.81%
Total Baa	2.01%
Ba1	5.83%
Ba2	10.46%
Ba3	14.76%
Total Ba	31.05%
B1	13.07%
B2	15.59%
B3	15.89%
Total B	44.55%
Caa1	10.23%
Caa2	5.64%
Caa3	0.27%
Total Caa	16.14%
Unrated	3.51%
Equity	2.74%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — 119.76% (d)(f)
Aerospace & Defense — 1.54%
$485	F-Brasile S.p.A., Senior Notes, 7.375%, 08/15/26 (g)	B3	$372
175	Moog, Inc., Senior Notes, 4.25%, 12/15/27 (g)	Ba3	170
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,825
110	Transdigm Holdings UK, plc, Senior Notes, 7.50, 03/15/27	B3	105
730	Transdigm Holdings UK, plc, Senior Notes, 8%, 12/15/25 (g)	Ba3	766
			3,238
Airlines — 1.46%
695	Air Canada, Senior Notes, 7.75%, 04/15/21 (g)	Ba3	695
57	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	50
550	Delta Airlines, Senior Notes, 7%, 05/01/25 (g)	Baa3	569
725	Delta Airlines, Senior Notes, 7.375%, 01/15/26	Baa2	701
760	Mileage Plus Holdings, LLC, Senior Notes, 6.50%, 06/20/27 (g)	Baa3	761
305	United Airlines Holdings, Inc., Senior Notes, 6%, 12/01/20	Ba3	303
			3,079
Automotive — 4.44%
280	Adient US, LLC, Senior Notes, 9%, 04/15/25 (g)	Ba3	302
85	Clarios Global LP, Senior Secured Notes, 6.25%, 05/15/26 (g)	B1	88
3,215	Clarios Global LP, Senior Notes, 8.50%, 05/15/27 (g)	Caa1	3,239
50	Dana Financing Luxembourg Sarl, Senior Notes, 5.75%, 04/15/25 (g)	B2	51
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$455	Dana Inc., Senior Notes, 5.625%, 06/15/28	B2	$452
700	Ford Motor Company, Senior Notes, 8.50%, 04/21/23	Ba2	740
415	Ford Motor Company, Senior Notes, 9%, 04/22/25	Ba2	449
1,006	Ford Motor Credit Company, LLC, Senior Notes, 5.75%, 02/01/21	Ba2	1,010
265	Goodyear Tire and Rubber Company, Senior Notes, 9.50%, 05/31/25	B2	284
435	Meritor, Inc., Senior Notes, 6.25%, 06/01/25 (g)	B1	439
590	Navistar International Corporation, Senior Notes, 9.50%, 05/01/25 (g)	B2	633
1,675	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	Caa1	1,671
			9,358
Broadcasting — 4.79%
675	Clear Channel Outdoor Holdings, Inc., Senior Notes, 5.125%, 08/15/27 (g)	B1	648
692	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 9.25%, 02/15/24	Caa2	644
545	Diamond Sports Group, LLC, Senior Notes, 5.375%, 08/15/26 (g)	Ba3	398
470	Diamond Sports Group, LLC, Senior Notes, 6.625%, 08/15/27 (g)	B3	251
2,612	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	2,390
800	Lionsgate Capital Holdings LLC, Senior Notes, 6.375%, 02/01/24 (g)	B2	776
1,635	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,521
65	Outfront Media Capital, LLC, Senior Notes, 5%, 08/15/27 (g)	B2	59
560	Sirius XM Radio, Inc., Senior Notes, 4.625%, 07/15/24 (g)	Ba3	574

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	$632
760	Terrier Media Buyer, Inc., Senior Notes, 8.875%, 12/15/27 (g)	Caa1	728
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	607
580	Univision Communications, Inc., Senior Notes, 6.625%, 06/01/27 (g)	B2	551
280	Univision Communications, Inc., Senior Notes, 9.50%, 05/01/25 (g)	B2	297
			10,076
Building & Real Estate — .91%
755	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/28 (g)	Ba3	789
150	Realogy Group LLC, Senior Notes, 7.625%, 06/15/25 (g)	B3	150
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	Ba3	437
540	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25	B1	545
			1,921
Building Products — 1.14%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	677
295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B1	297
470	PGT Innovations, Inc., Senior Notes, 6.75%, 08/01/26 (g)	B2	481
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	286
640	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	B3	653
			2,394
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Cable Operators — 13.19%
$1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B2	$1,676
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B2	1,456
605	Altice France S.A., Senior Notes, 8.125%, 02/01/27 (g)	B2	662
1,120	Altice France Holding S.A., Senior Notes, 10.50%, 05/15/27 (g)	Caa1	1,232
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	470
845	CCO Holdings, LLC, Senior Notes, 4.50%, 05/01/32 (g)	B1	857
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,333
1,658	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	1,716
660	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	695
1,130	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	1,170
1,210	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,325
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba3	1,350
605	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	660
1,135	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B3	1,220
225	Dish DBS Corporation, Senior Notes, 5.875%, 11/15/24	B2	224
665	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/28 (g)	B2	665
810	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B2	859
555	GCI LLC, Senior Notes, 6.625%, 06/15/24 (g)	B3	581
395	GCI LLC, Senior Notes, 6.875%, 04/15/25	B3	407
225	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	230

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$770	Netflix, Inc., Senior Notes, 5.375%, 11/15/29 (g)	Ba3	$843
1,555	Netflix, Inc., Senior Notes, 5.875%, 11/15/28	Ba3	1,765
2,625	Netflix, Inc., Senior Notes, 6.375%, 05/15/29	Ba3	3,052
310	Videotron Ltee, Senior Notes, 5%, 07/15/22	Ba1	320
355	Videotron Ltee, Senior Notes, 5.125%, 04/15/27 (g)	Ba1	368
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	502
270	VTR Finance B.V., Senior Notes, 6.375%, 07/15/28 (g)	B1	277
845	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	856
			27,771
Chemicals — 2.61%
366	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	390
180	Consolidated Energy Finance, Senior Notes, 6.50%, 05/15/26 (g)	B2	151
1,440	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	1,411
250	Diamond (BC) B.V., Senior Notes, 5.625%, 08/15/25 (EUR)	Caa2	266
540	Element Solutions, Inc., Senior Notes, 5.875%, 12/01/25 (g)	B2	545
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B3	228
560	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B3	560
630	Neon Holdings, inc., Senior Notes, 10.125%, 04/01/26 (g)	B3	621
780	OCI N.V., Senior Notes, 6.625%, 04/15/23 (g)	Ba3	790
520	Univar Solutions USA, Senior Notes, 5.125%, 12/01/27 (g)	B2	524
			5,486
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Consumer Products — 2.06%
$605	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	$603
105	CD&R Smokey Buyer, Inc., Senior Notes, 6.75%, 07/15/25 (g)	B2	109
280	Edgewell Personal Care Company, Senior Notes, 5.50%, 06/01/28 (g)	Ba3	286
315	Energizer Holdings, Inc., Senior Notes, 6.375%, 07/15/26 (g)	B2	324
235	Energizer Holdings, Inc., Senior Notes, 7.75%, 01/15/27 (g)	B2	251
325	Mattel Inc., Senior Notes, 5.875%, 12/15/27 (g)	B1	335
950	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	B3	979
670	Tempur Sealy International, Inc., Senior Notes, 5.50%, 06/15/26	B1	678
775	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	783
			4,348
Container — 2.32%
400	Ardagh Packaging Finance plc, Senior Notes, 5.25%, 04/30/25 (g)	B1	411
500	Ardagh Packaging Finance plc, Senior Notes, 6%, 02/15/25 (g)	Caa1	512
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	117
212	Kleopatra Holdings 1 S.C.A., Senior Notes, 9.25%, 06/30/23 (c) (EUR)	(e)	188
865	Mauser Packaging Solutions, Senior Notes, 7.25%, 04/15/25 (g)	Caa3	779
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	348

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,235	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	$1,240
1,200	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,283
			4,878
Energy — 13.56%
745	Antero Resources Corporation, Senior Notes, 5.125%, 12/01/22	Caa1	536
757	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	613
795	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.125%, 06/30/27	Ba1	873
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba1	589
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba1	910
760	Cheniere Energy Partners, L.P., Senior Notes, 4.50%, 10/01/29	Ba2	739
275	Cheniere Energy Partners, L.P., Senior Notes, 5.625%, 10/01/26	Ba2	273
900	Citgo Holding, Inc., Senior Notes, 9.25%, 08/01/24 (g)	Caa1	895
345	Comstock Resources, Inc., Senior Notes, 9.75%, 08/15/26	Caa1	322
895	Continental Resources, Inc., Senior Notes, 4.50%, 04/15/23	Ba1	855
510	Continental Resources, Inc., Senior Notes, 5%, 09/15/22	Ba1	500
635	CrownRock , L.P., Senior Notes, 5.625%, 10/15/25 (g)	B2	569
24	CSI Compressco LP, Senior Notes, 7.50%, 04/01/25 (g)	(e)	20
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$76	CSI Compressco LP, Senior Notes, 10%, 04/01/26 (g)	(e)	$48
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	715
540	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	375
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	508
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B1	573
110	Endeavor Energy Resources, L.P., Senior Notes. 6.625%, 07/15/25 (g)	B1	111
815	EQT Corporation, Senior Notes, 7%, 02/01/30	Ba3	835
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	899
115	Hess Corporation, Senior Notes, 7.30%, 08/15/31	Ba1	135
60	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	72
911	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26	Ba3	879
1,460	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B3	1,372
1,745	Matador Resources Company, Senior Notes, 5.875%, 09/15/26	Caa1	1,291
220	Nabors Industries Ltd., Senior Notes, 7.25%, 01/15/26 (g)	Ba3	136
395	Nabors Industries Ltd., Senior Notes, 7.50%, 01/15/28 (g)	Ba3	244
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,170
1,230	NGL Energy Partners L.P., Senior Notes, 7.50%, 04/15/26	B2	981
500	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba2	480

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$720	Occidental Petroleum Corporation, Senior Notes, 4.10%, 02/01/21	Ba2	$722
100	Occidental Petroleum Corporation, Senior Notes, 6.45%, 09/15/36	Ba2	86
35	Occidental Petroleum Corporation, Senior Notes, 6.95%, 07/01/24	Ba2	34
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/39	Ba2	709
470	Occidental Petroleum Corporation, Senior Notes, 8%, 07/15/25	Ba2	471
625	Occidental Petroleum Corporation, Senior Notes, 8.50%, 07/15/27	Ba2	624
1,190	Occidental Petroleum Corporation, Senior Notes, 8.875%, 07/15/30	Ba2	1,190
630	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	701
580	Range Resources, Corporation, Senior Notes, 9.25%, 02/01/26 (g)	B3	521
3,020	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	2,567
200	Summit Midstream Partners, LP, Senior Notes, 9.50%, (a)(h)	Caa2	26
560	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	B1	507
345	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/27 (g)	B1	306
295	Targa Resources Partners, L.P., Senior Notes, 6.50%, 07/15/27	Ba3	296
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29	Ba3	456
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	$437
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27	B3	374
			28,545
Entertainment & Leisure — 2.04%
215	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29 (g)	B3	195
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B3	587
1,080	Cedar Fair, L. P., Senior Notes, 5.50%, 05/01/25 (g)	Ba2	1,085
440	Live Nation Entertainment Inc., Senior Notes, 4.75%, 10/15/27 (g)	B1	379
1,675	Six Flags Theme Parks, Inc., Senior Notes, 7%, 07/01/25 (g)	Ba2	1,738
300	Vail Resorts, Inc., Senior Notes, 6.25%, 05/15/25 (g)	B2	314
			4,298
Financial — 7.44%
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	676
890	Acrisure, LLC, Senior Notes, 8.125%, 02/15/24 (g)	B2	928
390	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	417
325	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	323
810	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	B3	850
1,285	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,322
330	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (GBP)	B1	409
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B1	372
235	Cargo Aircraft Management, Inc., Senior Notes, 4.75%, 02/01/28 (g)	Ba3	233

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$325	CIT Group, Inc., Senior Notes, 5.25%, 03/07/25	Ba1	$337
295	CIT Group, Inc., Subordinate Notes, 6.125%, 03/09/28	Ba1	319
585	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	600
1,090	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	1,089
1,010	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	1,010
980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	920
930	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B1	942
500	Navient Corporation, Senior Notes, 5%, 03/15/27	Ba3	417
1,115	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	1,065
130	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	124
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	200
715	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	699
40	Navient Corporation, Senior Notes, 7.25%, 01/25/22	Ba3	40
250	Quicken Loans, Inc., Senior Notes, 5.25%, 01/15/28 (g)	Ba1	260
300	Springleaf Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba3	305
390	Springleaf Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba3	384
810	Springleaf Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba3	831
300	Springleaf Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba3	309
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$275	Springleaf Finance Corporation, Senior Notes, 8.875%, 06/01/25	Ba3	$294
			15,675
Food/Tobacco — 3.69%
1,425	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	1,432
270	B&G Foods, Inc., Senior Notes, 5.25%, 09/15/27	B2	271
1,405	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,363
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	811
245	Darling Ingredients, Inc., Senior Notes, 5.25%, 04/15/27 (g)	Ba3	251
520	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B2	492
230	Kraft Foods Group, Senior Notes, 6.875%, 01/26/39	Baa3	285
1,130	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,137
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B2	501
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B2	341
900	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	B3	892
			7,776
Gaming — 6.91%
580	Boyd Gaming Corporation, Senior Notes, 6%, 08/15/26	Caa1	544
195	Boyd Gaming Corporation, Senior Notes, 8.625%, 06/01/25 (g)	Caa1	204
983	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	Caa1	855
275	Cirsa Finance International, S.A.R.L., Senior Notes, 6.25%, 12/20/23 (g) (EUR)	B3	279

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,152	Cirsa Finance International, S.A.R.L., Senior Notes, 7.875%, 12/20/23 (g)	B3	$1,071
375	Colt Merger Sub, Inc., Senior Notes, 5.75%, 07/01/25 (g)	B1	377
220	Colt Merger Sub, Inc., Senior Notes, 8.125%, 07/01/27 (g)	Caa1	214
868	Eldorado Resorts, Inc., Senior Notes, 6%, 09/15/26	B2	937
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/29 (g)	Ba3	366
295	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba3	297
1,165	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba3	1,188
520	Melco Resorts Finance, Senior Notes, 5.375%, 12/04/29 (g)	Ba2	515
315	MGM China Holdings, Limited, Senior Notes, 5.375%, 05/15/24 (g)	Ba3	319
315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	Ba3	325
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27	(e)	451
605	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	610
230	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	Caa2	183
325	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	Caa2	258
1,240	Scientific Games International Inc., Senior Notes, 8.25%, 03/15/26 (g)	Caa2	1,099
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$335	Scientific Games International Inc., Senior Notes, 8.625%, 07/01/25 (g)	Caa2	$313
1,235	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	Ba2	1,300
230	VICI Properties, Senior Notes, 4.125%, 08/15/30 (g)	Ba3	219
390	VICI Properties, Senior Notes, 4.625%, 12/01/29 (g)	Ba3	381
1,390	Wynn Las Vegas, LLC, Senior Notes, 5.25%, 05/15/27 (g)	B1	1,223
585	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B1	576
450	Wynn Macau Ltd., Senior Notes, 5.50%, 01/15/26 (g)	B1	443
			14,547
Healthcare — 11.38%
770	Avantor Inc., Senior Notes, 6%, 10/01/24 (g)	Ba2	803
4,505	Avantor Inc., Senior Notes, 9%, 10/01/25 (g)	B3	4,843
30	Bausch Health Companies, Inc., Senior Notes, 7%, 01/15/28 (g)	B3	31
1,535	Bausch Health Companies, Inc., Senior Notes, 7%, 03/15/24 (g)	Ba2	1,593
1,920	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	2,050
1,060	Bausch Health Companies, Inc., Senior Notes, 9%, 12/15/25 (g)	B3	1,145
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,736
545	Centene Corporation, Senior Notes, 4.25%, 12/15/27	Ba1	563
775	Centene Corporation, Senior Notes, 4.625%, 12/15/29	Ba1	818
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	Caa1	647

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	$869
230	HCA, Incorporated, Senior Notes, 5.625%, 09/01/28	Ba2	256
575	HCA, Incorporated, Senior Notes, 5.875%, 02/15/26	Ba2	630
450	HCA, Incorporated, Senior Notes, 5.875%, 02/01/29	Ba2	509
130	Jaguar Holding Company II, LLC, Senior Notes, 4.625%, 06/15/25 (g)	B2	132
120	Jaguar Holding Company II, LLC, Senior Notes, 5%, 06/15/28 (g)	B2	123
405	Lifepoint Health Inc., Senior Notes, 6.75%, 04/15/25 (g)	B1	417
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	464
55	Ortho-Clinical Diagnostics S.A., Senior Notes, 7.25%, 02/01/28 (g)	Caa2	56
141	Ortho-Clinical Diagnostics S.A., Senior Notes, 7.375%, 06/01/25 (g)	Caa2	143
1,135	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 9.75%, 12/01/26 (g)	Caa1	1,169
435	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	437
400	Synlab Bondco PLC, Senior Notes, 8.25%, 07/01/23 (EUR)	Caa1	459
165	Teleflex, Inc., Senior Notes, 4.25%, 06/01/28 (g)	Ba3	169
335	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/31	Caa1	295
810	Tenet Healthcare Corporation, Senior Notes, 7.50%, 04/01/25 (g)	B1	859
765	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	801
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$575	Teva Pharma Finance Netherlands III BV, Senior Notes, 2.80%, 07/21/23	Ba2	$543
360	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	369
970	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.125%, 01/31/25 (g)	Ba2	1,033
			23,962
Information Technology — 5.15%
255	Banff Merger Sub, Inc., Senior Notes, 9.75%, 09/01/26 (g)	Caa2	257
135	Boxer Parent Company, Inc., Senior Notes, 6.50%, 10/02/25 (g) (EUR)	B2	158
150	Boxer Parent Company, Inc., Senior Notes, 7.125%, 10/02/25 (g)	B2	158
260	Boxer Parent Company, Inc., Senior Notes, 9.125%, 03/01/26 (g)	Caa2	267
365	Commscope, Inc., Senior Notes, 7.125%, 07/01/28 (g)	B3	364
275	Commscope, Inc., Senior Notes, 8.25%, 03/01/27 (g)	B3	283
60	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	58
630	Qorvo, Inc., Senior Notes, 5.50%, 07/15/26	Ba1	654
1,200	Refinitiv US Holdings, Inc., Senior Notes, 6.25%, 05/15/26 (g)	B1	1,272
2,190	Refinitiv US Holdings, Inc., Senior Notes, 8.25%, 11/15/26 (g)	Caa2	2,371
2,945	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	3,004
750	SS&C Technologies, Inc., Senior Notes, 5.50%, 09/30/27 (g)	B2	765
855	Uber Technologies, Inc., Senior Notes, 7.50%, 09/15/27 (g)	B3	853

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$380	Uber Technologies, Inc., Senior Notes, 7.50%, 11/01/23 (g)	B3	$381
			10,845
Lodging — 1.53%
150	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.375%, 05/01/25 (g)	Ba2	150
170	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.75%, 05/01/28 (g)	Ba2	172
125	Hilton Worldwide Finance, LLC, Senior Notes, 4.875%, 04/01/27	Ba2	121
255	Marriott International, Inc., Senior Notes, 5.75%, 05/01/25	Baa3	278
420	Marriott Ownership Resorts, Inc., Senior Notes, 6.125%, 09/15/25 (g)	Ba1	428
825	Marriott Ownership Resorts, Inc., Senior Notes, 6.50%, 09/15/26	B2	825
280	Park Intermediate Holdings, LLC, Senior Notes, 7.50%, 06/01/25 (g)	B1	286
500	RHP Hotel Properties, LP, Senior Notes, 5%, 04/15/23	B1	472
550	Ryman Hospitality Group, Senior Notes, 4.75%, 10/15/27 (g)	B1	487
			3,219
Manufacturing — .84%
260	Colfax Corporation, Senior Notes, 6%, 02/15/24 (g)	Ba2	268
290	Colfax Corporation, Senior Notes, 6.375%, 02/15/26 (g)	Ba2	303
15	Hillenbrand Inc., Senior Notes, 4.50%, 09/15/26	Ba1	15
95	Hillenbrand Inc., Senior Notes, 5.75%, 06/15/25	Ba1	98
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	$1,093
			1,777
Metals & Mining — 6.42%
200	Alcoa Nederland Holding B.V., Senior Notes, 6.75%, 09/30/24 (g)	Ba1	204
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	620
5	Arcelor Mittal, Senior Notes, 7%, 03/01/41	Ba1	6
280	Arconic Corporation, Senior Notes, 6%, 05/15/25 (g)	Ba1	289
780	Arconic Corporation, Senior Notes, 6.125%, 02/15/28 (g)	Ba3	778
1,310	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	Caa1	1,251
350	Cleveland-Cliffs, Inc., Senior Notes, 9.875%, 10/17/25 (g)	Ba3	366
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B2	994
1,795	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B2	1,811
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	631
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	518
310	Freeport McMoran, Inc., Senior Notes, 5%, 09/01/27	Ba1	312
320	Freeport McMoran, Inc., Senior Notes, 5.25%, 09/01/29	Ba1	330
1,182	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba1	1,189
970	Hecla Mining Company, Senior Notes, 7.25%, 02/15/28	Caa1	985

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$595	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	$583
575	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	564
300	New Gold Inc., Senior Notes, 7.50%, 07/15/27 (g)	Caa1	308
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/30 (g)	B2	711
880	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	B3	898
165	Steel Dynamics, Inc., Senior Notes, 5.50%, 10/01/24	Baa3	170
			13,518
Other Telecommunications — .55%
650	Level 3 Financing, Inc., Senior Notes, 4.625%, 09/15/27 (g)	Ba3	652
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	231
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	282
			1,165
Restaurants — 1.01%
165	1011778 B.C. Unlimited Liability Company, Senior Notes, 5.75%, 04/15/25 (g)	Ba2	173
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B1	711
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B1	817
395	YUM Brands, Inc., Senior Notes, 7.75%, 04/01/25 (g)	B1	426
			2,127
Retail — .49%
55	L Brands, Inc., Senior Notes, 6.875%, 07/01/25 (g)	Ba2	57
65	L Brands, Inc., Senior Notes, 6.694%, 01/15/27	B2	56
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$135	L Brands, Inc., Senior Notes, 7.50%, 06/15/29	B2	$119
350	L Brands, Inc., Senior Notes, 9.375%, 07/01/25 (g)	B2	351
445	Petsmart, Inc., Senior Notes, 7.125%, 03/15/23 (g)	Caa2	439
			1,022
Satellites — 3.37%
815	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	773
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,820
3,090	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (b)(g)	B3	3,418
640	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	B3	630
450	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	Ba3	461
			7,102
Services — 7.49%
610	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa2	642
375	Aramark Services, Inc., Senior Notes 6.375%, 05/01/25 (g)	B1	387
730	Ascend Learning, LLC, Senior Notes, 6.875%, 08/01/25 (g)	Caa2	735
185	CDW LLC, Senior Notes, 4.125%, 05/01/25	Ba2	186
590	CDW LLC, Senior Notes, 4.25%, 04/01/28	Ba2	594
640	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B2	622
660	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B2	680
495	Expedia Group, Inc., Senior Notes, 6.25%, 05/01/25 (g)	Baa3	530
410	Expedia Group, Inc., Senior Notes, 7%, 05/01/25 (g)	Baa3	428

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	$863
368	GFL Enironmental, Inc., Senior Notes, 7%, 06/01/26 (g)	B3	383
533	GFL Enironmental, Inc., Senior Notes, 8.50%, 05/01/27 (g)	B3	580
800	HD Supply, Senior Notes, 5.375%, 10/15/26 (g)	Ba2	817
1,440	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25	B2	1,456
1,470	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	B3	1,525
140	MSCI, Inc., Senior Notes, 3.625%, 09/01/30 (g)	Ba2	139
515	MSCI, Inc., Senior Notes, 4%, 11/15/29 (g)	Ba2	525
260	Picasso Finance , Senior Notes, 6.125%, 06/15/25 (g)	B3	265
140	Presidio Holding, Inc., Senior Notes, 4.875%, 02/01/27 (g)	B1	137
440	Presidio Holding, Inc., Senior Notes, 8.25%, 02/01/28 (g)	Caa1	436
660	Prime Security Services Borrower, LLC, Senior Notes, 5.25%, 04/15/24 (g)	Ba3	675
280	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	290
495	Prime Security Services Borrower, LLC, Senior Notes, 6.25%, 01/15/28 (g)	B3	467
515	Performance Food Group, Inc., Senior Notes, 5.50%, 10/15/27 (g)	B2	497
225	Sabre GLBL, Inc., Senior Notes, 9.25%, 04/15/25 (g)	Ba3	237
95	Servicemaster Company, Senior Notes, 5.125%, 11/15/24 (g)	B1	96
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$520	United Rentals (North America), Inc., Senior Notes, 6.50%, 12/15/26	Ba3	$546
625	Vertical U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/27 (g)	B1	625
210	Vertical Holdco GmbH, Senior Notes, 7.625%, 07/15/28 (g)	Caa1	210
218	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa2	208
			15,781
Supermarkets — 2.14%
540	Albertsons Companies, LLC, Senior Notes, 4.875%, 02/15/30 (g)	B2	555
545	Albertsons Companies, LLC, Senior Notes, 5.875%, 02/15/28 (g)	B2	561
1,007	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B2	1,032
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	398
895	Albertsons Companies, LLC, Senior Notes, 7.50%, 03/15/26 (g)	B2	969
220	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	246
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	750
			4,511
Transportation — .31%
640	Watco Companies, LLC, Senior Notes, 6.50%, 06/15/27 (g)	Caa1	654
Utilities — 8.18%
1,200	AES Corporation, Senior Notes, 6%, 05/15/26	Ba1	1,247
795	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	777

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$723	Clearway Energy Operating LLC, Senior Notes, 5.75%, 10/15/25	Ba2	$746
1,695	General Electric Company, Senior Notes, 5% (h)	Baa3	1,324
815	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 09/15/24 (g)	Ba1	817
570	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 07/15/24 (g)	Ba1	573
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	700
620	NiSource, Incorporated, Senior Notes, 5.65%, (h)	(e)	612
340	NRG Energy, Inc., Senior Notes, 5.25%, 06/15/29 (g)	Ba2	357
540	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	Ba2	564
795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	Ba2	839
575	Pacific Gas and Electric, Senior Notes, 4.75%, 02/15/44 (a)(b)	Baa3	676
275	Pacific Gas and Electric, Senior Notes, 5.80%, 03/01/37 (a)(b)	(e)	328
2,385	Pacific Gas and Electric, Senior Notes, 6.05%, 03/01/34 (a)(b)	(e)	2,844
150	Pacific Gas and Electric, Senior Notes, 6.25%, 03/01/39 (a)(b)	(e)	178
70	Pacific Gas and Electric, Senior Notes, 6.35%, 02/15/38 (a)(b)	(e)	83
435	PG&E Corporation, Senior Notes, 5%, 07/01/28	B1	432
490	PG&E Corporation, Senior Notes, 5.25%, 07/01/30	B1	493
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	$1,768
530	Vistra Energy Corporation, Senior Notes, 8.125%, 01/30/26 (g)	Ba2	553
490	Vistra Operations Company, LLC, Senior Notes, 5%, 07/31/27 (g)	Ba2	497
800	Vistra Operations Company, LLC, Senior Notes, 5.50%, 09/01/26 (g)	Ba2	818
			17,226
Wireless Communications — 2.80%
395	SBA Communications Corporation, Senior Notes, 3.875%, 02/15/27 (g)	B1	393
725	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	B1	882
565	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	B1	625
2,194	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B1	2,477
1,455	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba3	1,519
			5,896
	Total Corporate Debt Securities (Total cost of $253,543)		252,195
CONVERTIBLE DEBT SECURITIES — .07% (d)(f)
Energy — .07%
226	Cheniere Energy, Inc., Senior Notes, 4.25%, 03/15/45	(e)	143
	Total Convertible Debt Securities (Total cost of $149)		143
BANK DEBT SECURITIES — 11.72% (d)(f)
Automotive — .16%
352	Panther BF Aggregator 2 LP, 3.678%, 04/30/26	B1	335

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
BANK DEBT SECURITIES — continued
Broadcasting — .32%
$570	iHeart Communications, Inc., 3.164%, 05/01/26	B1	$524
152	Univision Communications, 2.928%, 03/15/24	B2	140
			664
Consumer Products — .12%
267	ABG Intermediate Holdings 2, LLC, 4.50%, 09/27/24	B2	249
Container — .33%
784	BWAY Holding Company, Inc., 4.561%, 04/03/24	B3	702
Energy — .45%
545	Prairie ECI Acquiror, LP, 4.928%, 03/11/26	B2	493
475	Stonepeak Lonestar, 5.635%, 10/19/26	B1	454
			947
Gaming — .20%
479	Scientific Games International, Inc., 3.612%, 08/14/24	B1	422
Healthcare — .82%
553	Regional Care Hospital Partners, 3.928%, 11/17/25	B1	517
790	Wink Holdco, Inc., 4%, 12/02/24	B2	754
470	Wink Holdco, Inc., 7.75%, 12/01/25	Caa1	448
			1,719
Informational Technologies — .54%
1,175	Refinitive US Holdings, Inc., 3.428%, 10/01/25	B2	1,147
Metals and Mining — .02%
53	Big River Steel, LLC, 6%, 08/23/23	Caa1	50
Satellites — 1.72%
140	Intelsat Jackson Holdings, S.A., 6.625%, 01/02/24 (b)	(e)	140
1,615	Intelsat Jackson Holdings, S.A., 6.50%, 11/27/23 (b)	(e)	1,604
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$550	Intelsat Jackson Holdings, S.A., 6.50%, 07/13/22 Acquisition Date 06/16/20, Cost $550 (b)(i)	(e)	$557
1,352	Iridium Satellite LLC, 4.75%, 11/04/26	B1	1,323
			3,624
Services — 3.81%
1,555	Kronos, Inc., 3.179%, 11/01/23	B2	1,551
2,100	Kronos, Inc., 9.25%, 11/01/24	Caa2	2,099
320	Renaissance Holding Corp., 7.76%, 05/29/26	Caa2	291
2,100	Ultimate Software Group, Inc., 7.50%, 05/03/27	Caa1	2,131
1,555	Ultimate Software Group, Inc., 4.75, 05/03/26	B1	1,534
417	Weight Watchers, 5.50%, 11/29/24	Ba2	409
			8,015
Utilities — .76%
625	Brookfield Wec Holdings, Inc., 3.75%, 08/01/25	B2	603
1,010	Pacific Gas and Electric, 2.44%, 12/31/20 (b)	(e)	1,005
			1,608
Wireless Communications — 2.47%
5,230	Asurion LLC, 6.678%, 08/04/25	B3	5,191
	Total Bank Debt Securities (Total cost of $25,077)		24,673
Shares
PREFERRED STOCK — 3.68% (d)(f)
Energy — 1.77%
3,750	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $4,133(i)	(e)	3,722
Healthcare — .61%
22,270	Avantor, Inc., Series A, Convertible, 6.25%	(e)	1,278
Manufacturing — .35%
694	Danaher Corporation, Convertible, 4.75%	(e)	745

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2020 (Unaudited) — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (See Notes)
PREFERRED STOCK — continued
Utilities — .95%
21,950	American Electric Power, Convertible, 6.125%	(e)	$1,063
22,232	NextEra Energy, Inc., Convertible, 5.279%	(e)	944
			2,007
	Total Preferred Stock (Total cost of $8,124)		7,752
	TOTAL INVESTMENTS — 135.23% (d) (Total cost of $286,893)		284,763
	CASH AND OTHER ASSETS LESS LIABILITIES — (35.23)% (d)		(74,191)
	NET ASSETS — 100.00%		$210,572

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Pay-In-Kind

(d)  Percentages indicated are based on total net assets to common shareholders of $210,572.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $165,625 as of June 30, 2020.

(h)  Perpetual security with no stated maturity date.

(i)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $4,279 or 2.03% of total net assets as of June 30, 2020.

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2020 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $286,893 see Schedule of Investments and Note 1)	$284,763
CASH	8,162
RECEIVABLES:
Investment securities sold	4,127
Interest and dividends	4,166
PREPAID EXPENSES	44
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	4
Total assets	$301,266
Liabilities:
CREDIT AGREEMENT (Note 4)	$78,000
PAYABLES:
Investment securities purchased	12,477
Interest on loan (Note 4)	2
ACCRUED EXPENSES (Note 3)	211
UNREALIZED LOSS ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	4
Total liabilities	$90,694
Net Assets	$210,572
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,609
DISTRIBUTABLE EARNINGS	(29,271)
Net Assets Applicable To Common Stock (Equivalent to $9.01 per share, based on 23,368,918 shares outstanding)	$210,572

Statement of Operations
For the Six Months Ended
June 30, 2020 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$9,049
Dividend income	278
Other income	69
Total investment income	$9,396
Expenses:
Cost of leverage:
Interest expense (Note 4)	$834
Loan fees (Note 4)	13
Total cost of leverage	$847
Professional services:
Investment Advisor (Note 3)	$514
Custodian and transfer agent	123
Legal	115
Audit	29
Total professional services	$781
Administrative:
General administrative (Note 6)	$242
Directors	120
Insurance	66
Shareholder communications	19
Shareholder meeting	14
NYSE	13
Total administrative	$474
Total expenses	$2,102
Net investment income	$7,294
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(12,036)
Change in net unrealized depreciation on investments and other financial instruments	$(12,695)
Net loss on investments	$(24,731)
Net decrease in net assets resulting from operations	$(17,437)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
From Operations:
Net investment income	$7,294	$14,548
Realized loss on investments and currencies, net	(12,036)	(3,571)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(12,695)	30,638
Net increase (decrease) in net assets resulting from operations	$(17,437)	$41,615
Distributions to Common Stockholders:
Distributable earnings ($.26 and $.66 per share in 2020 and 2019, respectively)	$(6,076)	$(15,423)
Total net increase (decrease) in net assets	$(23,513)	$26,192
Net Assets Applicable to Common Stock:
Beginning of period	$234,085	$207,893
End of period	$210,572	$234,085

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2020	For the Years Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of period	$10.02	$8.90	$10.19	$9.89	$8.84	$10.09
NET INVESTMENT INCOME	.31	.62	.66	.71	.75	.76
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(1.06)	1.16	(1.25)	.30	1.06	(1.20)
TOTAL FROM INVESTMENT OPERATIONS	(.75)	1.78	(.59)	1.01	1.81	(.44)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.26)	(.66)	(.70)	(.71)	(.76)	(.81)
TOTAL DISTRIBUTIONS	(.26)	(.66)	(.70)	(.71)	(.76)	(.81)
NET ASSET VALUE:
End of period	$9.01	$10.02	$8.90	$10.19	$9.89	$8.84
PER SHARE MARKET VALUE:
End of period	$7.79	$9.13	$7.56	$9.40	$9.26	$7.66
TOTAL INVESTMENT RETURN†	(11.76)%	30.09%	(12.70)%	9.19%	31.68%	(5.68)%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2020		For the Years Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$210,572		$234,085	$207,893	$238,244	$231,092	$206,523
EXPENSE RATIOS:
Ratio of interest expense to average net assets	.79	%*	1.26%	1.16%	.76%	.55%	.42%
Ratio of leverage expenses to average net assets	.01	%*	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.19	%*	1.16%	1.18%	1.14%	1.26%	1.20%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	1.99	%*	2.43%	2.35%	1.91%	1.82%	1.63%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.91	%*	6.38%	6.77%	6.92%	7.90%	7.65%
PORTFOLIO TURNOVER RATE	26.45%		65.64%	71.56%	70.11%	77.10%	71.73%

  (a)  Dollars in thousands.

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2020	As of December 31,
	(Unaudited)	2019	2018	2017	2016	2015
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$78,000,000	$91,000,000	$91,000,000	$91,000,000	$91,000,000	$80,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,700	$3,572	$3,285	$3,618	$3,539	$3,582
Credit Agreement Asset Coverage (2)	370%	357%	328%	362%	354%	358%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2020 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(66,882)
Sales of portfolio securities	86,132
Net purchases, sales and maturities of short-term securities	14
Interest and dividends received	10,365
Operating expenses paid	(2,075)
Net cash provided by operating activities	$27,554
Cash Flows From Financing Activities:
Common stock dividends	$(7,420)
Credit facility financing	(13,000)
Net cash used by financing activities	$(20,420)
Net Increase in Cash	$7,134
Cash at Beginning of Period	1,028
Cash at End of Period	$8,162
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(66,882)
Sales of portfolio securities	86,132
Net purchases, sales and maturities of short-term securities	14
Net decrease in net assets resulting from operations	(17,437)
Amortization of interest	412
Net realized loss on investments and currencies	12,036
Change in net unrealized depreciation on investments and other financial instruments	12,695
Decrease in interest and dividend receivable	557
Decrease in prepaid expenses	51
Decrease in accrued expenses and other payables	(24)
Net cash provided by operating activities	$27,554

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2020 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2020 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2020 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$277,011	$—	$277,011
Preferred Stock
Energy	—	3,722	—	3,722
Healthcare	1,278	—	—	1,278
Manufacturing	745	—	—	745
Utilities	2,007	—	—	2,007
Total Investments	$4,030	$280,733	$—	$284,763
Forward Currency Exchange Contracts	$—	$—	$—	$—

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2020 (Unaudited)

The Fund owned no Level 3 securities at June 30, 2020.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2019	$1,383
Net purchases/(sales)	(1,390)
Change in unrealized appreciation (depreciation)	(3)
Realized gain	10
Balance, June 30, 2020	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

(2) Tax Matters and Distributions

At June 30, 2020, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $288,305,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $5,910,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $9,452,000. Net unrealized loss on investments for tax purposes at June 30, 2020 was approximately $3,542,000.

At December 31, 2019, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$4,828,000	Short-term	None
9,101,000	Long-term	None
$13,929,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2019, the Fund had total non-expiring capital loss carryforwards of $13,929,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2019 and 2018 of approximately $15,419,000 and $16,430,000, respectively, was from ordinary income.

As of December 31, 2019, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain on Investments	$9,201,000
Capital Loss Carryforwards	(13,929,000)
Other Accumulated Losses	(1,113,000)
Undistributed Net Investment Income	83,000
$(5,758,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. For the year ended December 31, 2019, the Fund recorded a reclassification entry for $1,000 from capital in excess of par value to net accumulated realized losses to reflect the effect of a permanent difference between book and tax accounting. This reclassification has no impact on the net assets of the Fund.

As of December 31, 2019, the Fund had $1,113,000 of post-October losses which are deferred until fiscal year 2020 for tax purposes. The other accumulated losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2020 (Unaudited)

the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Fund's 2019 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $514,000 in management fees during the six months ended June 30, 2020. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2020, the fee payable to T. Rowe Price was approximately $84,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2020 the total amount outstanding on the loan was $78,000,000. The term of the facility has been extended to October 2020. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.03% and will be in effect until July 31, 2020 at which time the rate will be reset. For the six months ended June 30, 2020 the weighted average rate on the loan was approximately 2.01% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2020 the Fund paid approximately $13,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2020 were approximately:

Cost of purchases	$77,404,000
Proceeds of sales or maturities	$89,867,000

(6) Related Party Transactions

The Fund paid approximately $93,000 during the six months ended June 30, 2020 to the president of the Fund for her services as an officer and employee of the Fund.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2020 (Unaudited)

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2020 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
State Street Bank	7/31/20	GBP	(1,207)	$1,500	$1,496	$4
JP Morgan	7/31/20	EUR	(1,440)	1,615	1,619	(4)
Net unrealized gain (loss) on open forward currency exchange contracts						$—

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2020 was as follows:

	Asset Derivatives June 30, 2020
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$4
	Unrealized loss on forward currency exchange contracts	(4)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2020 was as follows:

Amount of Realized Loss on Derivatives
Realized loss on investments, net
Forward currency contracts	$(9)
Change in Unrealized Appreciation on Derivatives
Change in net unrealized depreciation on investments and other financial instruments
Forward currency contracts	$234

(8) New Accounting Pronouncement Adopted

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The Fund has adopted ASU 2018-13 and has revised fair value measurement disclosures within these financial statements in accordance with the standard.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2020.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2020

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12 - Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies - None.

ITEM 13. EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	August 26, 2020

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